Exhibit 10.13

Loan No. 6 1xx xxx

FIRST AMENDMENT TO AMENDED, RESTATED

AND CONSOLIDATED MORTGAGE NOTE

THIS FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED MORTGAGE NOTE (this “Amendment”), dated as of the 25th day of May, 2006, by and between 250 WEST 57TH ST. ASSOCIATES L.L.C., a New York limited liability company (“Borrower”), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower executed and delivered to Lender that certain Amended, Restated and Consolidated Mortgage Note, dated as of September 1, 2005, in the aggregate original principal amount of THIRTY MILLION FIVE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS ($30,500,000.00) (the “First Priority Note”); and

WHEREAS, Borrower, as grantor, also executed and delivered to Lender, as noteholder, that certain Agreement of Spreader, Consolidation and Modification of Mortgage in favor of Lender, September 1, 2005, and recorded with the Office of the Register of the City of New York on September 22, 2005 under CRFN 2005000xxxxxx (the “Spreader and Consolidation Agreement”); and

WHEREAS, Borrower has requested that Lender make a supplemental loan to Borrower in the original principal amount of TWELVE MILLION FOUR HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($12,410,000.00) (the “Second Priority Loan”); and

WHEREAS, as a condition of the Second Priority Loan, Borrower has executed and delivered to Lender that certain First Amendment to Agreement of Spreader, Consolidation and Modification of Mortgage dated of even date herewith, and to be recorded in the aforesaid records (the “Spreader Amendment”), dated as of the date hereof, to be recorded in the aforesaid records, which amends the Spreader and Consolidation Agreement (the Spreader and Consolidation Agreement, as amended by the Spreader Amendment, hereinafter referred to as the “First Priority Mortgage”); and

WHEREAS, Borrower is the current obligor under the First Priority Note; and

WHEREAS, Borrower and Lender now desire to amend the First Priority Note in accordance with the provisions set forth below (the First Priority Note, as amended by this Amendment, hereinafter referred to as the “Note”);

NOW, THEREFORE, for and in consideration of the Second Priority Loan, the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

A. Recitals. The foregoing recitals are an integral part of this Amendment and are incorporated herein by this reference.

B. Definitions. All capitalized terms utilized but not defined herein shall have the definitions ascribed thereto in the First Priority Mortgage.

Prudential Loan No. 6 1xx xxx- Fisk Building First Amendment to Amended, Restated and Consolidated Mortgage Note	BORROWER’S INITIALS:

C. Amendment of First Priority Note. The terms, covenants and provisions of the First Priority Note are hereby modified and amended as set forth below:

1. Paragraph 4 of the First Priority Note is hereby amended by inserting “(a)” immediately following the heading “Prepayment.”

2. Paragraph 4 of the First Priority Note is hereby further amended by adding the following new Paragraph (b) at the end of Paragraph 4:

“(b) Lender is the owner and holder of that certain Mortgage Note Secured by Second Priority Mortgage dated as of May 25, 2006, in the aggregate original principal amount of TWELVE MILLION FOUR HUNDRED TEN THOUSAND AND NO/100THS U.S. DOLLARS ($12,410,000.00) made by Borrower (the “Second Priority Note”). The Second Priority Note is secured, in part, by that certain Second Priority Mortgage and Security Agreement, dated as of May 25, 2006, to be recorded in the Records of the City Register of New York County, New York (as amended, assigned, assumed, supplemented or modified from time to time, the “Second Priority Mortgage”), which Second Priority Mortgage is cross-defaulted with the Instrument (the Second Priority Note, together with all documents evidencing, securing or relating to the loan evidenced thereby, being herein referred to as the “Second Priority Documents”; said loan being referred to herein as the “Second Priority Loan”). Borrower hereby agrees and acknowledges that (i) any default under any of the Documents shall constitute a default under the Second Priority Documents, and (ii) any default under any of the Second Priority Documents shall constitute a default under the Documents. In the event of a default under the Documents or the Second Priority Documents, Borrower hereby acknowledges and agrees that: (A) Lender shall only be obligated to send one (1) notice of default to the parties listed in Section 9.02 of the Instrument; (B) said notice shall be deemed notice to Borrower under the Documents and the Second Priority Documents, and (C) thereafter Lender shall have the right to exercise its rights and remedies for a default under the Documents and under the Second Priority Documents after the expiration of any applicable cure period, if and only if a cure period is provided under the applicable Documents (whether the Documents or the Second Priority Documents).”

D. The First Priority Note, as so modified and amended, is hereby ratified and confirmed in all respects by Borrower.

E. The Documents are hereby modified and amended so that any and all references to the “Note” in the Documents shall mean the First Priority Note as amended and modified by this Amendment.

F. Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the First Priority Note shall continue in full force and effect, specifically including, without limitation, the provisions pertaining to limited and full recourse liability contained in Paragraphs 8 and 9 of the First Priority Note. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the First Priority Note, the terms, covenants and provisions of this Amendment shall control.

Prudential Loan No. 6 1xx xxx- Fisk Building First Amendment to Amended, Restated and Consolidated Mortgage Note	BORROWER’S INITIALS:

G. This Amendment constitutes a modification of the First Priority Note and is not intended to and shall not extinguish any of the indebtedness or obligations of Borrower under the First Priority Note or any other documents or instrument executed and delivered in connection therewith in such a manner as would constitute a release or novation of the original indebtedness or obligations of Borrower under the First Priority Note, the First Priority Mortgage, or any of such other documents or instruments, nor shall this Amendment affect or impair the priority of any liens created thereby, it being the intention of the parties hereto to preserve all liens and security interests securing payment of the First Priority Note as modified hereby, which liens and security interests are acknowledged by Borrower to be valid and subsisting against the Property securing the First Priority Note and any other security or collateral for the Obligations.

H. Borrower represents and warrants (1) that there are no offsets, counterclaims or defenses against the indebtedness evidenced by the First Priority Note or against the enforcement of the First Priority Note, this Amendment, First Priority Mortgage, or any of the other First Priority Loan Documents, (2) that Borrower, and the undersigned representatives of Borrower, have full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on Borrower’s part to be observed and performed, (3) that the First Priority Note and this Amendment constitute valid and binding obligations of Borrower, and (4) that Borrower has no claims, counterclaims or offsets of any nature whatsoever against Lender or any previous holder of the indebtedness evidenced by the First Priority Note or any portion thereof.

I. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

J. The provisions hereof shall be binding upon Borrower and the successors and assigns of Borrower, including successors in interest of Borrower in and to all or any part of the Property, and shall inure to the benefit of Lender and its heirs, successors, substitutes and assigns. All references in this Amendment to Borrower or Lender shall be construed as including all of such other persons with respect to the person referred to.

K. If any provisions of this Amendment shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any person or circumstance, such provision or provisions shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Amendment.

L. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles.

M. This Amendment may be executed in multiple counterparts, all of which shall collectively constitute one and the same agreement.

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Prudential Loan No. 6 1xx xxx- Fisk Building First Amendment to Amended, Restated and Consolidated Mortgage Note	BORROWER’S INITIALS:

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

BORROWER: 250 WEST 57TH ST. ASSOCIATES L.L.C., a New York limited liability company

By:	/s/ Peter L. Malkin
Peter L. Malkin, Member

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Prudential Loan No. 6 1xx xxx- Fisk Building First Amendment to Amended, Restated and Consolidated Mortgage Note	BORROWER’S INITIALS:

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[SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED MORTGAGE NOTE]

LENDER: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By:	/s/ Josh H. Harris
Name:	Josh H. Harris
Title:	Vice President

Prudential Loan No. 6 1xx xxx- Fisk Building First Amendment to Amended, Restated and Consolidated Mortgage Note	BORROWER’S INITIALS:

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